UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 10, 2006

Occam Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33069	77-0442752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Robin Hill Road

Santa Barbara, California 93117

(Address of Principal Executive Offices, including Zip Code)

(805) 692-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 10, 2006, Occam Networks, Inc. issued a press release regarding its financial results for its third fiscal quarter ended September 24, 2006. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on October 10, 2006, Occam Networks held a conference call to report its financial results for its third quarter of 2006. The time, date and instructions for accessing the call were publicly announced by Occam via a press release issued on October 3, 2006. A transcript of the conference call is attached as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 10, 2006, of Occam Networks, Inc. regarding its financial results for its third fiscal quarter ended September 24, 2006
99.2	Transcript of conference call of Occam Networks, Inc. regarding its financial results for its third fiscal quarter ended September 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Occam Networks, Inc.

By:	/s/ Christopher B. Farrell
Christopher B. Farrell
Chief Financial Officer

Date: October 11, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 10, 2006, of Occam Networks, Inc. regarding its financial results for its third fiscal quarter ended September 24, 2006
99.2	Transcript of conference call of Occam Networks, Inc. regarding its financial results for its third fiscal quarter ended September 24, 2006